[Logo] M F S(R)                                               ANNUAL REPORT
INVESTMENT MANAGEMENT                                        DECEMBER 31, 1999
WE INVENTED THE MUTUAL FUND(R)



                               [graphic omitted]



                         A SERIES OF MFS(R) VARIABLE INSURANCE TRUST(SM) MFS(R) EMERGING MARKETS
                         EQUITY SERIES

                         (FORMERLY MFS(R)/FOREIGN & COLONIAL EMERGING MARKETS EQUITY SERIES)

MFS(R) EMERGING MARKETS EQUITY SERIES
A SERIES OF MFS(R) VARIABLE INSURANCE TRUST(SM)

TRUSTEES                                            INVESTMENT ADVISER
Jeffrey L. Shames*                                  Massachusetts Financial Services Company
Chairman and Chief Executive Officer,               500 Boylston Street
MFS Investment Management(R)                        Boston, MA 02116-3741

Nelson J. Darling, Jr.+                             DISTRIBUTOR
Private investor and trustee                        MFS Fund Distributors, Inc.
                                                    500 Boylston Street
William R. Gutow+                                   Boston, MA 02116-3741
Private investor and real estate consultant;
Vice Chairman, Capitol Entertainment                SHAREHOLDER SERVICE CENTER
Management Company (video franchise)                MFS Service Center, Inc.
                                                    P.O. Box 2281
CHAIRMAN AND PRESIDENT                              Boston, MA 02107-9906
Jeffrey L. Shames*
                                                    For additional information,
DIRECTOR OF INTERNATIONAL EQUITY RESEARCH           contact your financial consultant.
David A. Antonelli*
                                                    CUSTODIAN
TREASURER                                           State Street Bank and Trust Company
W. Thomas London*
                                                    AUDITORS
ASSISTANT TREASURERS                                Deloitte & Touche LLP
Mark E. Bradley*
Ellen Moynihan*                                     WORLD WIDE WEB
James O. Yost*                                      www.mfs.com

SECRETARY
Stephen E. Cavan*

ASSISTANT SECRETARY
James R. Bordewick, Jr.*

* MFS Investment Adviser
+ Independent Trustee

-------------------------------------------------------------------------------------------
NOT FDIC INSURED                       MAY LOSE VALUE                     NO BANK GUARANTEE
-------------------------------------------------------------------------------------------

LETTER FROM THE CHAIRMAN

Dear Shareholders,
One could easily argue that the Internet represents the greatest technological development most of us may see in our lifetimes. There is no disputing that this new communication medium is changing forever the way we work, play, and shop. One might also argue that investing in this new technology represents the investment opportunity of a lifetime. The question for any investor is whether and how to take advantage of it.

The popular press, it seems, would have us believe that by surfing the Web, we can learn everything we need to know about investing. Indeed, there is no doubt that Internet-delivered information and brokerage services enable individual investors to be well-informed and to trade at bargain prices. But we believe the facts argue that, for most of us, professionally managed investment portfolios purchased through a financial consultant will continue to be one of the best products for long-term investing in this new millennium.

Why do we believe managed portfolios plus professional advice will continue to define the best course of action for many investors? Let's look at some of the characteristics of a successful long-term investment approach:

o HAVING A PLAN AND STICKING TO IT: Our experience is that successful investors -- those whose lives are enriched by the fruits of their investing -- share two characteristics. They have a plan for reaching their monetary goals, and they stick with that plan through up markets and down. And for many investors, working with a financial consultant may be the best way to develop a plan. Although the Internet abounds with calculators for developing all sorts of investment plans, none has your consultant's high level of experience and an understanding of your unique situation. And no calculator can counsel you during a down market, when you may be tempted to abandon your goals and your plan.

o DIVERSIFICATION: Few individual investors can afford to own a large number of holdings, so poor performance of one company can potentially drag down their entire personal portfolio. This is especially true when investing in volatile new areas such as the Internet. On the other hand, a diversified, professionally managed investment portfolio that owns dozens or even hundreds of holdings is better positioned to survive a disappointment in one or several investments.

o GOOD IN A DOWN MARKET: As we enter the tenth year of the greatest bull market in history, it's easy to forget that market downturns are an almost inevitable part of investing. Few investment portfolios, of course, are going to be up when the overall market is down. But we believe diversified, professionally managed investment portfolios may be less likely to suffer the extreme downturns experienced by a large number of individual holdings when the market heads south.

o MFS ORIGINAL RESEARCH(R): The Internet is one of the greatest research tools ever invented, but it's still not the same as being eyeball to eyeball with the management of a company and discussing their plans for their firm's future.

o GOOD PERFORMANCE AT AN ACCEPTABLE LEVEL OF RISK: Investing in individual stocks or bonds does indeed offer the potential of exhilarating performance that few managed portfolios even attempt. The downside is that the most exciting investments are also likely to be the ones that give you sleepless nights. The diversification and professional management of investment portfolios help make them inherently less risky than individual stock picking, and managed portfolios are available in a wide range of risk profiles.

We believe that now, more than ever, managed investment portfolios sold by an investment professional may offer many investors the best way to participate in whatever investment opportunities the new millennium may bring. The combination of professional portfolio management and professional advice recognizes the key reason that investors give us their money: because they don't want to make a hobby or a second profession out of investing; they simply want their money to work for them so they have a better likelihood of realizing their dreams.

As always, we appreciate your confidence in MFS and welcome any questions or comments you may have.

    Respectfully,

/s/ Jeffrey L. Shames

    Jeffrey L. Shames
    Chairman and Chief Executive Officer
    MFS Investment Management(R)

    January 15, 2000

Investments in variable products will fluctuate and may be worth more or less upon redemption. Please see your financial consultant for more information.

The opinions expressed in this letter are those of Jeffrey L. Shames, and no forecasts can be guaranteed.

MANAGEMENT REVIEW AND OUTLOOK

Dear Shareholders,
For the 12 months ended December 31, 1999, the Series provided a total return of 38.18% (including the reinvestment of any distributions). This compares to a 66.41% return for the Morgan Stanley Capital International (MSCI) Emerging Markets Free (EMF) Index, a broad, unmanaged, market-capitalization-weighted index of equities in emerging markets, and to a 68.95% return for the Lipper Emerging Markets Portfolios Index (the Lipper Index). The Lipper indices are unmanaged indices of the largest qualifying portfolios within their respective investment objectives, adjusted for the reinvestment of capital gain distributions and income dividends.

Emerging markets overall performed well during the recent period, led primarily by rebounding markets in Asia. Latin America and Central Europe lagged for most of the period, but did well during the last month or so. Specifically, the portfolio benefited by being underweighted in Taiwan, but being underweighted in India, South Korea, and Greece hurt performance. In the latter two markets, smaller companies have done especially well as domestic retail investors have gone on a buying spree. We chose to concentrate on investments in larger companies because smaller companies within emerging markets tend to be very illiquid.

In addition some markets in Eastern Europe have been disappointing performers, primarily due, in our view, to a slowdown in exports to Western Europe. Holdings in Poland and Hungary have hurt the portfolio's performance, with leading companies such as Hungarian telecommunications company Magyar Tavkozlesi underperforming.

We believe the Mexican market has risen sharply because of a combination of rising global oil prices and the continued strength of the U.S. economy. Our holdings in Mexico, such as telecommunications company Telefonos de Mexico, have done very well. We feel most Latin American economies, however, have yet to begin a full-fledged recovery. Brazil, the region's largest economy, continues to suffer from the effects of internal politics and the devaluation of its currency, the real, in January of 1999. Recently, though, the situation in Brazil has started to improve; the market was up sharply in November, led by blue-chip companies such as Petroleo Brasileiro (Petrobras), one of Brazil's largest energy companies.

The recovery in the Japanese economy has so far had a limited effect on the rest of the region. Asian emerging market economies appear to us to have rebounded due to their own domestic factors. One of the best-performing markets in the region has been South Korea, which has undertaken structural reform. In that country, Samsung Electronics has done very well for the portfolio. Taiwan is another economy that has benefited from an improvement in the electronics business. Thailand, on the other hand, has lagged the region, partly because its banking sector has yet to address the issue of nonperforming loans.

As of the end of the period, our largest country positions are in South Korea, where we expect a strong recovery in the economy and the corporate sector; Brazil, whose economy we feel will recover strongly in the year 2000; and Mexico, which we believe will continue to benefit from firm oil prices and a healthy U.S. economy. Our overall outlook for emerging markets is positive. We see recoveries in Japan and Germany benefiting Asia and Eastern Europe, respectively. We expect commodity prices to remain stable in 2000, which should help the export bases of emerging market countries. Finally, we believe emerging market stock valuations will remain comparatively low, and therefore attractive, in relation to historical levels and current U.S. stock valuations.

    Respectfully,

/s/ David A. Antonelli

    David A. Antonelli
    Director of International Equity Research

Note to shareholders: Effective December 1, 1999, the committee of MFS international equity research analysts will be responsible for the day-to-day management of the Series under the general supervision of Mr. Antonelli.

The opinions expressed in this report are those of the Director of International Equity Research and are current only through the end of the period of the report as stated on the cover. The Director's views are subject to change at any time based on market and other conditions, and no forecasts can be guaranteed.

The portfolio is actively managed, and current holdings may be different.

SERIES FACTS

Objective: Seeks capital appreciation.

Commencement of investment operations: October 16, 1997

Size: $1.4 million net assets as of December 31, 1999

PERFORMANCE SUMMARY

The information below illustrates the historical performance of the Series in comparison to various market indicators. Benchmark comparisons are unmanaged and do not reflect any fees or expenses. It is not possible to invest directly in an index. (See Notes to Performance Summary.)

GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT
(For the period from the commencement of the Series' investment operations, October 16, 1997, through December 31, 1999. Index information is from November 1, 1997.)

                MFS              MSCI            Lipper
              Emerging         Emerging         Emerging
               Markets          Markets          Markets
            Equity Series     Free Index     Portfolios Index
-------------------------------------------------------------
10/97         $10,000          $10,000          $10,000
12/97           9,000            9,867            9,630
12/98           5,997            7,367            7,043
12/99           8,286           12,259           11,899

AVERAGE ANNUAL AND CUMULATIVE TOTAL RATES OF RETURN THROUGH DECEMBER 31, 1999

                                                     1 Year            Life*
------------------------------------------------------------------------------
Cumulative Total Return                             +38.18%          -17.14%
------------------------------------------------------------------------------
Average Annual Total Return                         +38.18%          - 8.16%
------------------------------------------------------------------------------

COMPARATIVE INDICES(+)

                                                     1 Year            Life*
------------------------------------------------------------------------------
MSCI Emerging Markets Free Index#                   +66.41%           +9.86%
------------------------------------------------------------------------------
Lipper Emerging Markets Portfolios Index+           +68.95%           +8.35%
------------------------------------------------------------------------------
  * For the period from the commencement of the Series' investment operations, October 16, 1997, through December 31, 1999. Index information is from November 1, 1997.
(+) Average annual rates of return.
  # Source: Standard & Poor's Micropal, Inc.
  + Source: Lipper Analytical Services, Inc.

This report is prepared for the general information of shareholders. It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus. A prospectus containing more information, including all charges and expenses, for any other MFS product is available from your financial consultant, or by calling MFS at 1-800-225-2606. Please read it carefully before investing or sending money.

NOTES TO PERFORMANCE SUMMARY

All results are historical and assume the reinvestment of dividends and capital gains. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. MORE RECENT RETURNS MAY BE MORE OR LESS THAN THOSE SHOWN. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. Performance results reflect any applicable expense subsidies and waivers, without which the results would have been less favorable. Subsidies and waivers may be rescinded at any time. See the prospectus for details.

Returns shown do not reflect the deduction of the mortality and expense risk charges and administration fees. Please refer to the annuity product's annual report for performance that reflects the deduction of the fees and charges imposed by insurance company separate accounts.

Investments in foreign and emerging market securities may provide superior returns but also involve greater risk than U.S. investments. Investments in foreign and emerging market securities may be favorably or unfavorably affected by changes in interest rates and currency exchange rates, market conditions, and the economic and political conditions of the countries where investments are made. These risks may increase share price volatility. See the prospectus for details.

PORTFOLIO OF INVESTMENTS - December 31, 1999

Stocks - 98.8%
------------------------------------------------------------------------------
ISSUER                                                   SHARES          VALUE
------------------------------------------------------------------------------
Argentina - 0.1%
    Banco de Galicia y Buenos Aires S.A. de C.V.,
       ADR (Banks and Credit Cos.)                           70     $    1,387
------------------------------------------------------------------------------
Brazil - 7.9%
  Aracruz Celulose S.A. (Forest and Paper Products)         240     $    6,300
  Banco Itau S.A. (Banks and Credit Cos.)                64,000          5,499
  Caemi Mineracao e Metalurgica S.A. (Minerals)          52,000          3,744
  Cia Brasileira de Distribuicao Grupo Pao de Acucar,
    ADR (Supermarkets)                                      230          7,432
  Companhia Cervejaria Brahma, ADR (Beverages)              100          1,400
  Companhia Vale do Rio Doce, ADR (Mining)                  330          9,148
  Companhia Vale do Rio Doce, Preferred (Mining)            200          5,543
  Petroleo Brasileiro S.A. (Oils)                           299          7,624
  Petroleo Brasileiro S.A., Preferred (Oils)            108,000         27,539
  Tele Centro Sul Participacoes S.A.
    (Telecommunications)*                               589,600          6,340
  Tele Centro Sul Participacoes S.A., ADR
    (Telecommunications)                                     30          2,723
  Tele Centro Sul Participacoes S.A., Preferred
    (Telecommunications)*                               297,000          5,431
  Telemig Celular Participacoes (Telecommunications)         70          3,233
  Telesp Participacoes S.A. (Telecommunications)            160          3,910
  Telesp Participacoes S.A., Preferred
    (Telecommunications)*                                   400          9,712
  Unibanco S.A. (Banks and Credit Cos.)                 120,700          8,029
                                                                    ----------
                                                                    $  113,607
------------------------------------------------------------------------------
Chile - 0.4%
  Distribucion Y Servicio S.A., ADR (Supermarkets)          300     $    5,850
------------------------------------------------------------------------------
China - 3.6%
  China Telecom Hong Kong Ltd. (Telecommunications)*        410     $   52,711
------------------------------------------------------------------------------
Colombia - 0.1%
  Bancolombia S.A. (Banks and Credit Cos.)                  300     $    1,387
------------------------------------------------------------------------------
Czechoslovakia - 0.5%
  SPT Telecom A S (Telecommunications)*                     450     $    7,245
------------------------------------------------------------------------------
Egypt - 0.6%
  Egypt Mobile Phone (Telecommunications)*                  180     $    8,257
------------------------------------------------------------------------------
Estonia - 0.6%
  AS Eesti Telekom GDR (Telephone)##                        400     $    8,140
------------------------------------------------------------------------------
Greece - 5.2%
  Alpha Credit Bank S.A., GDR (Banks and Credit Cos.)       200     $   15,668
  Antenna TV S.A., ADR (Broadcasting)*                      600         10,275
  Athens Medical Center, GDR (Medical Services)              70          3,626
  Hellenic Telecommunication Organization S.A., GDR
    (Telecommunications)                                  1,100         26,060
  National Bank of Greece, GDR (Banks and Credit Cos.)      100          7,373
  Panafon S.A. (Telecommunications)*                        900         12,090
                                                                    ----------
                                                                    $   75,092
------------------------------------------------------------------------------
Hong Kong - 3.2%
  China Telecom Ltd. (Telecommunications)*                2,000     $   12,479
  Hutchison Whampoa Ltd. (Conglomerate)                   1,000         14,537
  I-CABLE Communications Ltd. (Telecommunications
    and Cable)*                                           3,000          4,072
  Li & Fung Ltd. (Consumer Products)*                     6,000         15,052
                                                                    ----------
                                                                    $   46,140
------------------------------------------------------------------------------
Hungary - 2.4%
  Magyar Olaj Es Gazipari KT (Gas)                          100     $    2,079
  Magyar Tavkozlesi Rt., ADR (Telecommunications)*          730         26,280
  OTP Bank Rt. (Banks and Credit Cos.)                       50          2,929
  Richter Gedeon Veg (Medical & Health Products)*            50          3,300
                                                                    ----------
                                                                    $   34,588
------------------------------------------------------------------------------
India - 6.6%
  ICICI Ltd. (Financial Institution)*                     1,000     $   13,875
  Infosys Technologies Ltd., ADR
    (Computer Software - Services)                          130         42,900
  Ranbaxy Laboratories Ltd (Pharmaceutical Products)        500         10,890
  Satyam Infoway Ltd (Internet Services)*                    25          3,875
  Videsh Sanchar Nigam Ltd., GDR (Telecommunications)##   1,000         24,450
                                                                    ----------
                                                                    $   95,990
------------------------------------------------------------------------------
Indonesia - 1.2%
  H M Sampoerna Tbk (Tobacco)                             5,000     $   12,742
  PT Gudang Garam TBK (Tobacco)                           2,000          5,391
                                                                    ----------
                                                                    $   18,133
------------------------------------------------------------------------------
Israel - 1.8%
  ECI Telecom Ltd. (Telecommunications)                     150     $    4,744
  Partner Communications Co Ltd. (Telecommunications)*      820         21,217
                                                                    ----------
                                                                    $   25,961
------------------------------------------------------------------------------
Malaysia - 2.6%
  Malayan Banking Berhad (Banks and Credit Cos.)          2,000     $    6,750
  Malaysian Pacific Industries Berhad (Electronics)       2,000         12,250
  Resorts World Berhad (Entertainment)                    2,000          5,450
  Sime Darby Berhad (Holding Company)                     5,000          6,025
  Telekom Malaysia Berhad (Telecommunications)            2,000          7,350
                                                                    ----------
                                                                    $   37,825
------------------------------------------------------------------------------
Mexico - 11.2%
  Cemex S.A. (Construction)*                                240     $    6,690
  Cifra S.A. de C.V. (Retail)*                            4,600          9,234
  Cifra S.A. de C.V., ADR (Retail)*                         110          2,214
  Coca-Cola Femsa S.A. ADR (Beverages)                      560          9,835
  Fomento Economico Mexicano S.A. (Food and
    Beverage Products)                                      240         10,680
  Grupo Continential, S.A. (Food and Beverage Products)   1,900          2,770
  Grupo Financiero Banorte S.A. de C.V. (Finance)*        2,500          3,777
  Grupo Mexico, S.A. (Metals)                             1,100          5,457
  Grupo Modelo S.A. de C.V. (Brewery)                     5,700         15,658
  Grupo Television S.A. de C.V., GDR (Entertainment)*       110          7,508
  Kimberly-Clark de Mexico S.A. de C.V.
    (Forest and Paper Products)                           4,700         18,373
  Nuevo Gurpo Iusacell SA de CV (Telecommunications)*       170          2,539
  Organiz Soriana S.A., "B" (General Merchandise)*        2,000          9,192
  Pan American Beverage (Food and Beverage Products)        400          8,225
  Telefonos de Mexico S.A. (Utilities - Telephone)        8,500         47,596
  Tubos de Acero de Mexico S.A. (Steel)                     100          1,356
                                                                    ----------
                                                                    $  161,104
------------------------------------------------------------------------------
Philippines - 4.0%
  Bank of Philippine Islands (Banks and Credit Cos.)      4,500     $   12,985
  Metro Bank & Trust Co. (Banks and Credit Cos.)          1,900         13,707
  Philippine Long Distance Telephone Co., ADR
    (Utilities - Telephone)                                 700         17,848
  SM Prime Holding, Inc. (Real Estate)                   70,000         13,234
                                                                    ----------
                                                                    $   57,774
------------------------------------------------------------------------------
Poland - 1.2%
  Agora S.A. (Entertainment)*##                             400     $    5,900
  Bank Rozwoju Eksportu S.A. (Banks and Credit Cos.)        150          4,758
  Polski Koncern Naftowy S.A. (Oil Services)*               600          7,350
                                                                    ----------
                                                                    $   18,008
------------------------------------------------------------------------------
Singapore - 3.5%
  Datacraft Asia Ltd. (Telecommunications)                3,000     $   24,900
  Natsteel Electronics Ltd. (Electronics)                 3,000         15,856
  Overseas Chinese Bank (Banks)                           1,000          9,189
                                                                    ----------
                                                                    $   49,945
------------------------------------------------------------------------------
South Africa - 6.2%
  De Beers Centenary AG (Diamonds - Precious Stones)        400     $   11,642
  De Beers Consolidated Mines Ltd. (Mining)                 100          2,894
  Dimension Data Holdings Ltd. (Financial Institutions)   2,100         13,180
  Imperial Holdings Ltd. (Conglomerate)*                  1,000         10,943
  Liberty Life Association of Africa Ltd. (Insurance)       700          8,081
  Nedcor Ltd. (Banks and Credit Cos.)*                      500         11,138
  Sasol Ltd. (Oils)                                       1,700         14,346
  South African Breweries Ltd. (Brewery)                  1,300         13,233
  South African Breweries Ltd., ADR (Brewery)               400          4,036
                                                                    ----------
                                                                    $   89,493
------------------------------------------------------------------------------
South Korea - 12.1%
  Housing & Commercial Bank of Korea
    (Banks and Credit Cos.)                                 700     $   22,203
  Hyundai Electronics Industries Co.
    (Electronic Compo-Semicon)                              440          9,343
  Kookmin Bank (Banks and Credit Cos.)                      800         12,546
  Korea Telecom Corp. (Telecommunications)*                 590         44,103
  Korea Thrunet Co Ltd. (Internet Services)*                 30          2,036
  LG Chemical Ltd. (Chemicals)                              300          9,489
  Pohang Iron & Steel Co. Ltd. (Construction)               180         19,784
  Pohang Iron & Steel Co. Ltd., ADR (Construction)           70          2,450
  Samsung Corp. (Electronics)                               600          8,987
  Samsung Electronics (Electronics)                         170         39,841
  Samsung Securities Co. Ltd. (Finance)                     130          3,940
                                                                    ----------
                                                                    $  174,722
------------------------------------------------------------------------------
Spain - 1.3%
  Repsol S.A., ADR (Oil Services)                           460     $   10,695
  Terra Networks, S.A. (Internet Content)*                  140          7,649
                                                                    ----------
                                                                    $   18,344
------------------------------------------------------------------------------
Switzerland - 0.7%
  Compagnie Financiere Richemont AG (Conglomerate)            4     $    9,549
------------------------------------------------------------------------------
Taiwan - 13.4%
  Acer Inc. (Computers - Micro)                           1,400     $   19,600
  Advanced Semiconducor, Inc., GDR (Electronics)            900         17,280
  ASE Test Ltd. (Electronics)*                              780         19,013
  Far Eastern Textile Ltd. (Apparel & Textiles)*            300          7,095
  Fubon Insurance Co., GDR (Insurance)                      800          6,520
  R.O.C. Taiwan Fund (Closed-end Mutual Fund)*            1,530         12,909
  Ritek Corp. (Computer - Software Systems)*                400          4,480
  Taipei Fund (Finance)*                                      6         60,042
  Taiwan Semiconductor Manufacturing Co. Ltd., ADR
    (Electronics)                                         1,040         46,800
                                                                    ----------
                                                                    $  193,739
------------------------------------------------------------------------------
Thailand - 2.3%
  Thai Farmers Bank (Banks and Credit Cos.)               3,800     $    6,377
  Total Access Communications Public Co., Ltd., ADR
    (Telecommunications)*                                 7,000         27,580
                                                                    ----------
                                                                    $   33,957
------------------------------------------------------------------------------
Turkey - 2.3%
  Yapi ve Kredi Bankasi (Banks and Credit Cos.)         066,000     $   32,938
------------------------------------------------------------------------------
United Kingdom - 2.5%
  Anglo American PLC (Metals)                               200     $   12,878
  Anglo American PLC, ADR (Metals)                           50          3,256
  Antofagasta Holdings PLC (Minerals)                       500          3,471
  Coca-Cola Beverages PLC (Beverages)*                    6,100         11,619
  Standard Chartered PLC (Banks and Credit Cos.)*           300          4,770
                                                                    ----------
                                                                    $   35,994
------------------------------------------------------------------------------
United States - 0.8%
  Firstcom Corp. (Telecommunications)*                      300     $   11,025
------------------------------------------------------------------------------
Venezuela - 0.5%
  Ca la Electricidad de Caracas, ADR
    (Utilities - Electric)                                  200     $    3,100
  Mavesa S.A. (Consumer Goods and Services)               1,500          4,594
                                                                    ----------
                                                                    $    7,694
------------------------------------------------------------------------------
Total Investments (Identified Cost, $1,256,311)                     $1,426,599
Other Assets, Less Liabilities - 1.2%                                   17,218
------------------------------------------------------------------------------
Net Assets - 100.0%                                                 $1,443,817
------------------------------------------------------------------------------
 * Non-income producing security.
## SEC Rule 144A restriction.

See notes to financial statements.

FINANCIAL STATEMENTS

Statement of Assets and Liabilities
-----------------------------------------------------------------------------
DECEMBER 31, 1999
-----------------------------------------------------------------------------
Assets:
  Investments, at value (identified cost, $1,256,311)              $1,426,599
  Foreign currency, at value (identified cost, $19,020)                19,219
  Receivable for Fund shares sold                                         114
  Dividends receivable                                                  1,518
  Deferred organization expenses                                        5,124
  Other assets                                                              9
                                                                   ----------
      Total assets                                                 $1,452,583
                                                                   ----------
Liabilities:
  Payable to custodian                                             $    4,501
  Payable to affiliates -
    Management fee                                                         49
  Accrued expenses and other liabilities                                4,216
                                                                   ----------
      Total liabilities                                            $    8,766
                                                                   ----------
Net assets                                                         $1,443,817
                                                                   ==========
Net assets consist of:
  Paid-in capital                                                  $1,803,940
  Unrealized appreciation on investment and transactions
    of assets and liabilities in foreign currencies                   170,095
  Accumulated net realized loss on investments and
   foreign currency transactions                                    (522,487)
  Accumulated distributions in excess of net investment income         (7,731)
                                                                   ----------
      Total                                                        $1,443,817
                                                                   ==========
Shares of beneficial interest outstanding                            176,967
                                                                     =======

Net asset value per share
  (net assets / shares of beneficial interest outstanding)           $8.16
                                                                     =====

See notes to financial statements.

Statement of Operations
---------------------------------------------------------------------------
YEAR ENDED DECEMBER 31, 1999
---------------------------------------------------------------------------
Net investment income:
  Income -
    Interest                                                      $   1,875
    Dividends                                                        24,490
    Foreign taxes withheld                                           (1,880)
                                                                  ---------
      Total investment income                                     $  24,485
                                                                  ---------
  Expenses -
    Management fee                                                $  16,503
    Administrative fee                                                  170
    Trustee compensation                                              2,431
    Shareholder servicing agent fee                                     463
    Custodian fee                                                     6,946
    Auditing fees                                                    17,621
    Printing                                                         29,699
    Amortization of organization expenses                             1,838
    Legal fees                                                        2,177
    Miscellaneous                                                     2,572
                                                                  ---------
      Total expenses                                              $  80,420
    Reduction of expenses by investment adviser                     (59,692)
    Fees paid indirectly                                               (924)
                                                                  ---------
      Net expenses                                                $  19,804
                                                                  ---------
        Net investment income                                     $   4,681
                                                                  ---------
Realized and unrealized loss on investments:
  Realized loss (identified cost basis) -
    Investment transactions                                       $(176,289)
    Foreign currency transactions                                   (11,872)
                                                                  ---------
      Net realized loss on investments and foreign
         currency transactions                                    $(188,161)
                                                                  ---------
  Change in unrealized appreciation -
    Investments                                                   $ 650,675
    Translation of assets and liabilities in foreign currencies          42
                                                                  ---------
      Net unrealized gain on investments and foreign currency
         transactions                                             $ 650,717
                                                                  ---------
        Net realized and unrealized gain on investments and
           foreign currency                                       $ 462,556
                                                                  ---------
          Increase in net assets from operations                  $ 467,237
                                                                  =========

See notes to financial statements.

Statement of Changes in Net Assets
------------------------------------------------------------------------------
YEAR ENDED DECEMBER 31,                                 1999           1998
------------------------------------------------------------------------------
Increase (decrease) in net assets:
From operations -
  Net investment income                             $     4,681    $    22,768
  Net realized loss on investments and foreign
    currency transactions                              (188,161)      (337,126)
  Net unrealized gain (loss) on investments             650,717       (338,982)
                                                    -----------    -----------
    Increase (decrease) in net assets
      from operations                               $   467,237    $  (653,340)
                                                    -----------    -----------
Distributions declared to shareholders -
  From net investment income                        $      (454)   $   (21,980)
  From paid-in capital                                     --           (1,067)
                                                    -----------    -----------
    Total distributions declared to shareholders    $      (454)   $   (23,047)
                                                    -----------    -----------
Net increase (decrease) in net assets from
   Series share transactions                        $  (438,585)   $   734,941
                                                    -----------    -----------
      Total increase in net assets                  $    28,198    $    58,554
Net assets:
  At beginning of year                                1,415,619      1,357,065
                                                    -----------    -----------
  At end of year (including accumulated
    distributions in excess of net investment
    income of $7,731 and $197, respectively)        $ 1,443,817    $ 1,415,619
                                                    ===========    ===========

See notes to financial statements.

Financial Highlights
------------------------------------------------------------------------------------------------

                                                       YEAR ENDED DECEMBER 31,       PERIOD ENDED
                                                       -----------------------       DECEMBER 31,
                                                           1999          1998             1997*
--------------------------------------------------------------------------------------------------
Per share data (for a share outstanding throughout each period):
Net asset value - beginning of year                    $    5.90      $    9.00         $   10.00
                                                       ---------      ---------         ---------
Income from investment operations# -
  Net investment income (loss)(S)                      $    0.02      $    0.11         $    --  +++
  Net realized and unrealized gain on investments
    and foreign currency transactions                       2.24          (3.11)            (1.00)
                                                       ---------      ---------         ---------
      Total from investment operations                 $    2.26      $   (3.00)        $   (1.00)
                                                       ---------      ---------         ---------
Less distributions declared to shareholders -
  From net investment income                           $    --  +++   $   (0.10)        $    --
  From paid-in capital                                      --            --   +++           --
                                                       ---------      ---------         ---------
      Total distributions declared to shareholders     $    --        $   (0.10)        $    --
                                                       ---------      ---------         ---------
Net asset value - end of year                          $    8.16      $    5.90         $    9.00
                                                       =========      =========         =========
Total return                                               38.18%        (33.37)%          (10.00)%++
Ratios (to average net assets)/Supplemental data(S):
  Expenses##                                                1.57%          1.53%             1.50%+
  Net investment income                                     0.35%          1.49%             0.16%+
Portfolio turnover                                           148%            73%                8%
Net assets at end of year (000 Omitted)                $   1,444      $   1,416         $   1,357

(S) Subject to reimbursement by the Series, MFS has voluntarily agreed under a temporary expense reimbursement agreement to pay all of the Fund's operating expenses exclusive of management fee.
    In consideration, the fund pays MFS a fee not greater than 0.25% of average daily net assets. To the extent actual expenses were over this limitation, the net investment loss per share would have been:

      Net investment loss                              $   (0.27)     $   (0.02)        $   (0.15)
      Ratios (to average net assets):
        Expenses##                                          6.09%          3.26%             5.92%+
        Net investment loss                                (4.17)%        (0.24)%           (4.26)%+
  * For the period from the commencement of the investment operations, October 16, 1997, through
    December 31, 1997.
  + Annualized.
 ++ Not annualized.
+++ Per share amount was less than $0.01.
  # Per share data are based on average shares outstanding.
 ## Ratios do not reflect expense reductions from certain expense offset arrangements.

See notes to financial statements.

NOTES TO FINANCIAL STATEMENTS

(1) Business and Organization
MFS Emerging Markets Equity Series, formerly known as MFS(R)/Foreign & Colonial Emerging Markets Equity Series, (the Series) is a diversified series of MFS Variable Insurance Trust (The Trust). The Trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

The shareholders of each Series of the Trust are separate accounts of insurance companies which offer variable annuity and/or life insurance products. As of December 31, 1999, there were 7 shareholders in the Series.

(2) Significant Accounting Policies
General - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The series can invest in foreign securities. Investments in foreign securities are vulnerable to the effects of changes in the relative values of the local currency and the U.S. dollar and to the effects of changes in each country's legal, political, and economic environment.

Investment Valuations - Equity securities listed on securities exchanges or reported through the NASDAQ system are reported at market value using last sale prices. Unlisted equity securities or listed equity securities for which last sale prices are not available are reported at market value using last quoted bid prices. Short-term obligations, which mature in 60 days or less, are valued at amortized cost, which approximates market value. Securities for which there are no such quotations or valuations are valued in good faith, at fair value, by the Trustees.

Foreign Currency Translation - Investment valuations, other assets, and liabilities initially expressed in foreign currencies are converted each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investments, income, and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Gains and losses attributable to foreign exchange rate movements on income and expenses are recorded for financial statement purposes as foreign currency transaction gains and losses. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

Deferred Organization Expenses - Costs incurred by the Series in connection with its organization have been deferred and are being amortized on a straight-line basis over a five-year period beginning on the date of commencement of Series operations.

Investment Transactions and Income - Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. All discount is accreted for financial statement and tax reporting purposes as required by federal income tax regulations. Dividends received in cash are recorded on the ex-dividend date. Dividend and interest payments received in additional securities are recorded on the ex-dividend or ex-interest date in an amount equal to the value of the security on such date.

Fees Paid Indirectly - The Series' custody fee is calculated as a percentage of the Series' month end net assets. The fee is reduced according to an arrangement that measures the value of cash deposited with the custodian by the Series. This amount is shown as a reduction of expenses on the Statement of Operations.

Tax Matters and Distributions - The Series' policy is to comply with the provisions of the Internal Revenue Code (the Code) applicable to regulated investment companies and to distribute to shareholders all of its taxable income, including any net realized gain on investments. Accordingly, no provision for federal income or excise tax is provided.

Distributions to shareholders are recorded on the ex-dividend date. The Series distinguishes between distributions on a tax basis and a financial reporting basis and requires that only distributions in excess of tax basis earnings and profits be reported in the financial statements as distributions from paid-in capital. Differences in the recognition or classification of income between the financial statements and tax earnings and profits, which result in temporary over-distributions for financial statement purposes, are classified as distributions in excess of net investment income or net realized gains. During the year ended December 31, 1999, $11,701 and $60 were reclassified to accumulated net realized loss on investments and foreign currency transaction and paid-in capital, respectively, from accumulated distribution in excess of net investment income due to differences between book and tax accounting for currency transactions. This change had no effect on the net assets or net asset value per share.

At December 31, 1999, the Series, for federal income tax purposes, had a capital loss carryforward of $493,472 which may be applied against any net taxable realized gains of each succeeding year until the earlier of its utilization or expiration on December 31, 2007, ($151,300), December 31, 2006, ($332,045), and
December 31, 2005, ($10,127).

(3) Transactions with Affiliates
Investment Adviser - The Series has an investment advisory agreement with Massachusetts Financial Services Company (MFS) to provide overall investment advisory and administrative services, and general office facilities. The management fee is computed daily and paid monthly at an annual rate of 1.25% of average daily net assets.

The Series has a temporary expense reimbursement agreement whereby MFS has voluntarily agreed to pay all of the Series'operating expenses, exclusive of management, distribution, and service fees. The Series in turn will pay MFS an expense reimbursement fee not greater than 0.25% of average daily net assets. To the extent that the expense reimbursement fee exceeds the Series' actual expenses, the excess will be applied to amounts paid by MFS in prior years. At December 31, 1999, aggregate unreimbursed expenses amounted to $98,099.

The Series pays no compensation directly to its Trustees who are officers of the investment adviser, or to officers of the Series, all of whom receive remuneration for their services to the Series from MFS. Certain officers and Trustees of the Series are officers or directors of MFS, and MFS Service Center, Inc. (MFSC).

Administrator - The Series has an administrative services agreement with MFS to provide the Series with certain financial, legal, shareholder servicing, compliance, and other administrative services. As a partial reimbursement for the cost of providing these services, the Series pays MFS an administrative fee at the following annual percentages of the Series' average daily net assets:

                First $1 billion                       0.0150%
                Next $1 billion                        0.0125%
                Next $1 billion                        0.0100%
                In excess of $3 billion                0.0000%

Shareholder Servicing Agent - MFSC, a wholly owned subsidiary of MFS, earns a fee for its services as shareholder servicing agent. The fee is calculated as a percentage of the Series' average daily net assets at an annual rate of 0.035%.

(4) Portfolio Securities
Purchases and sales of investments, other than U.S. government securities, purchased option transactions, and short-term obligations, aggregated $1,877,851 and $2,202,108, respectively.

The cost and unrealized appreciation and depreciation in the value of the investments owned by the Series, as computed on a federal income tax basis, are as follows:

Aggregate cost                                                       $1,265,320
                                                                     ----------
Gross unrealized appreciation                                        $  206,938
Gross unrealized depreciation                                           (30,543)
                                                                     ----------
    Net unrealized appreciation                                      $  176,395
                                                                     ==========

(5) Shares of Beneficial Interest
The Series' Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in Series shares were as follows:

                                               YEAR ENDED DECEMBER 31, 1999   YEAR ENDED DECEMBER 31, 1998
                                               ----------------------------   -----------------------------
                                                         SHARES      AMOUNT           SHARES        AMOUNT
----------------------------------------------------------------------------------------------------------
Shares sold                                              26,133     163,817          229,218     1,803,559
Shares issued to shareholders in reinvestment
   of distributions                                          55         454            3,872        23,047
Shares reacquired                                       (89,207)   (602,856)        (143,964)   (1,091,665)
                                                        -------   ---------         --------    -----------
    Net increase (decrease)                             (63,019)  $(438,585)          89,126    $  734,941
                                                        =======   =========         ========    ==========

(6) Line of Credit
The Series and other affiliated funds participate in an $820 million unsecured line of credit provided by a syndication of banks under a line of credit agreement. Borrowings may be made to temporarily finance the repurchase of Series shares. Interest is charged to each series, based on its borrowings, at a rate equal to the bank's base rate. In addition, a commitment fee, based on the average daily unused portion of the line of credit, is allocated among the participating funds at the end of each quarter. The commitment fee allocated to the Series for the year ended December 31, 1999, was $10. The Series had no borrowings during the year.

INDEPENDENT AUDITORS' REPORT

To the Trustees of the MFS Variable Insurance Trust and Shareholders of MFS Emerging Markets Equity Series:

We have audited the accompanying statement of assets and liabilities of MFS Emerging Markets Equity Series, formerly known as MFS(R)/Foreign & Colonial Emerging Markets Equity Series, (the Series) (one of the series constituting the MFS Variable Insurance Trust) including the Portfolio of Investments, as of December 31, 1999, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the three years in the period then ended. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1999, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of MFS Emerging Markets Equity Series as of December 31, 1999, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the three years in the period then ended, in conformity with generally accepted accounting principles.

DELOITTE & TOUCHE LLP

Boston, Massachusetts
February 3, 2000

MFS' YEAR 2000 READINESS DISCLOSURE


MFS Investment Management(R), as an investment adviser and
on behalf of the MFS funds, is committed to the effective
use of technology in managing our portfolio investments,
delivering high-quality service to MFS fund shareholders,      [Graphic Omitted]
retirement plan participants, and MFS' institutional clients, and supporting the financial consultants who sell our products.

MFS can now say that it is ready for the Year 2000. Our testing has demonstrated that MFS' computer hardware and software will recognize "00" as the Year 2000 and will not confuse those digits with 1900. All of our critical business applications and processes have been successfully tested, and we have adopted companywide policies that will help us maintain our readiness through the remainder of the year. Any new technology that is brought into the company before the end of the year will be held to the same stringent standards as our current technology. We have also developed a vendor readiness survey, contacted over 700 of our vendors, and established an ongoing process to review responses, as well as to review readiness statements of new vendors and products.

MFS recognizes that fund shareholders and institutional clients also are concerned about whether the companies whose securities are held in their portfolios are addressing Y2K issues. As part of the MFS Original Research(R) process of evaluating portfolio investments, one of the many relevant factors that MFS' portfolio managers and research analysts may consider is a company's Y2K readiness.

Y2K readiness is an enormously complex, worldwide issue. No company or institution can guarantee that it will be unaffected by the Y2K issue. While MFS is taking significant steps to protect the integrity of its internal systems, there can be no assurance that these steps will be sufficient to avoid any adverse impact on MFS fund shareholders, retirement plan participants, or institutional clients.

If you have further questions regarding MFS' Year 2000 Readiness Program, please visit our Web site at www.mfs.com, call our toll-free line, 1-800-637-4406, or write to the MFS Year 2000 Program Management Office by e-mail at y2k@mfs.com or by letter at 500 Boylston Street, Boston, MA 02116-3741.

(C) 2000 MFS Investment Management(R)
MFS(R) investment products are offered through MFS Fund Distributors, Inc., 500 Boylston Street, Boston, MA 02116
                                                                VEM-2 02/00 2.3M